                                                                     EXHIBIT 4.3

                                 BUILDNET, INC.

                       -----------------------------------

                       SERIES C INVESTOR RIGHTS AGREEMENT
                       ----------------------------------


                                October 29, 1999

                                 BUILDNET, INC.
                         -------------------------------

                       SERIES C INVESTOR RIGHTS AGREEMENT
                         -------------------------------



                                Table of Contents


                                                                                                                Page
SECTION 1.        RESTRICTIONS ON TRANSFER........................................................................1
   1.1   RESTRICTIVE LEGEND.......................................................................................1

SECTION 2.        REGISTRATION RIGHTS.............................................................................2
   2.1   CERTAIN DEFINITIONS......................................................................................2
   2.2   DEMAND REGISTRATION......................................................................................3
      2.2(a)  Demand for Registration.............................................................................3
      2.2(b)  Underwriting........................................................................................4
   2.3   PIGGYBACK REGISTRATION...................................................................................5
      2.3(a)  Company Registration................................................................................5
      2.3(b)  Underwriting........................................................................................5
      2.3(c)  Right to Terminate Registration.....................................................................6
   2.4   EXPENSES OF REGISTRATION.................................................................................6
   2.5   OBLIGATIONS OF THE COMPANY...............................................................................7
   2.6   INDEMNIFICATION..........................................................................................9
   2.7   INFORMATION BY HOLDER...................................................................................12
   2.8   TRANSFER OF REGISTRATION RIGHTS.........................................................................12
   2.9   FORM S-3................................................................................................12
   2.10    DELAY OF REGISTRATION.................................................................................13
   2.11    LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.........................................................13
   2.12    RULE 144 REPORTING....................................................................................13
   2.13    "MARKET STAND-OFF" AGREEMENT..........................................................................14
   2.14    AMENDMENT OF REGISTRATION RIGHTS......................................................................14
   2.15    AIRCRAFT CARRIER RELEASE..............................................................................14
   2.16    TERMINATION OF REGISTRATION RIGHTS....................................................................15

SECTION 3.        RIGHTS OF FIRST REFUSAL........................................................................15

   3.1   PRO RATA RIGHT..........................................................................................15
   3.2   NEW SECURITIES..........................................................................................15
   3.3   REQUIRED NOTICES........................................................................................15
   3.4   COMPANY'S RIGHT TO SELL.................................................................................16
   3.5   EXPIRATION OF RIGHT.....................................................................................16
   3.6   ASSIGNMENT..............................................................................................16

SECTION 4.        COMPANY COVENANTS..............................................................................16

   4.1   AFFIRMATIVE COVENANTS...................................................................................16
      4.1(a)  Financial Statements and Information...............................................................16

      4.1(d)  Prompt Payment of Taxes............................................................................18
      4.1(f)  Maintenance of Insurance...........................................................................18
      4.1(h)  Compliance with Applicable Laws....................................................................18
      4.1(i)  Key Man Insurance..................................................................................18
   4.2   NEGATIVE COVENANTS......................................................................................18
      4.2(e)  Dividends..........................................................................................19
      4.2(f)  Merger; Change in Control; Acquisition of Assets...................................................19
      4.2(i)  Related Party Transactions.........................................................................19
   4.4   EXPIRATION OF COVENANTS.................................................................................19

SECTION 5.        MISCELLANEOUS..................................................................................20

   5.1   GOVERNING LAW...........................................................................................20
   5.2   JURISDICTION............................................................................................20
   5.3   WAIVER OF JURY TRIAL....................................................................................20
   5.4   SUCCESSORS AND ASSIGNS..................................................................................20
   5.5   ENTIRE AGREEMENT........................................................................................20
   5.6   SEVERABILITY............................................................................................20
   5.7   AMENDMENT AND WAIVER....................................................................................20
   5.8   DELAYS OR OMISSIONS.....................................................................................21
   5.9   NOTICES, ETC............................................................................................21
   5.10    TITLES AND SUBTITLES..................................................................................22
   5.11    COUNTERPARTS..........................................................................................22


EXHIBITS

A        Schedule of Investors

                                 BUILDNET, INC.

                        --------------------------------
                       SERIES C INVESTOR RIGHTS AGREEMENT
                        --------------------------------


         This Series C Investor Rights Agreement (the "Agreement") is entered into as of October 29, 1999, by and among Buildnet, Inc., a North Carolina corporation (the "Company"), with its principal office at 4813 Emperor Blvd., Suite 130, Durham, NC, 27703, and the holders of the Company's Series C Preferred Stock (the "Series C Stock") as listed on Exhibit A attached hereto. The holders of Series C Stock are collectively referred to herein as the "Investors" and each individually as an "Investor."

         WHEREAS, in connection with the issuance and sale of Series C Stock to the Series C Investors pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Investors (the "Series C Agreement") the Company desires to provide the Investors certain rights with respect to registration of the shares of stock held by them and certain other rights with respect to such shares as an inducement to the Investors to purchase shares of the Series C Stock;

         NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Company and each of the Investors hereby agree as follows.

                                   Section 1.

                            RESTRICTIONS ON TRANSFER

         1.1 Restrictive Legend. Each certificate representing (a) the Series C Stock, (b) the Company's Common Stock issued upon conversion of the Series C Stock, and (c) any other securities issued in respect of the Series C Stock or Common Stock issued upon conversion of the Series C Stock or upon stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.2 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws).

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE

         SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. COPIES OF THE STOCK PURCHASE AGREEMENT, INVESTOR RIGHTS AGREEMENT AND BYLAWS, AS AMENDED, PROVIDING FOR RESTRICTIONS ON TRANSFER OF THESE SECURITIES MAY BE OBTAINED UPON WRITTEN REQUEST BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

         Each Holder (as defined below) consents to the Company making a notation on its records and giving instructions to any transfer agent of the Series C Stock or the Common Stock in order to implement the restrictions on transfer established in this Section 1. The requirement that the above securities legend be placed upon certificates evidencing shares of Series C Stock or Common Stock shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering, (ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the consummation of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such shares not bearing such legend.

                                   Section 2.

                               REGISTRATION RIGHTS

         The Company hereby grants to each of the Holders (as defined below) the registration rights set forth in this Section 2, with respect to the Registrable Securities (as defined below) owned by such Holders. The Company and the Holders agree that the registration rights provided herein set forth the sole and entire agreement, and supersede any prior agreement, between the Company and the Holders with respect to registration rights for the Company's securities.

         2.1 Certain Definitions. As used in this Section 2:

             (a) The term "Affiliate" means, with respect to any individual, partnership or entity, any individual, partnership or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such individual, partnership or entity.

             (b) The terms "register," "registered" and "registration" refer to a registration effected by filing with the SEC a registration statement (the "Registration Statement") in compliance with the 1933 Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

             (c) The term "Registrable Securities" means (i) shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series C Stock held by Investors as set forth on Exhibit A or any transferee in a Permitted Transfer (as defined in Section 2.8 below), and (ii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and (C) the registration rights associated with such securities have not been terminated pursuant to Section 2.16 hereof.

             (d) The term "Holder" (collectively, "Holders") means any Investor (and any transferee as permitted by Section 2.8 hereof) holding Registrable Securities, securities exercisable or convertible into Registrable Securities or securities exercisable for securities convertible into Registrable Securities.

             (e) The term "Initiating Holders" means any Investor(s) holding at least fifteen percent (15%) of the Registrable Securities then held by all Investors and not registered at the time of any request for registration made pursuant to Section 2.2 of this Agreement.

         2.2 Demand Registration.

             (a) Demand for Registration. If the Company shall receive from Initiating Holders a written demand that the Company effect any registration (a "Demand Registration") of the Registrable Securities (other than a registration on Form S-3 or any related form of registration statement, such a request being provided for under Section 2.9 hereof) having an anticipated net aggregate offering price (after deduction of underwriter commissions and offering expenses) of at least $5,000,000, the Company will:

                 (i) promptly (but in any event within ten (10) days) give written notice of the proposed registration to all other Holders; and

                 (ii) use its best efforts to effect such registration as soon as practicable and as will permit or facilitate the sale and distribution of all or such portion of such Initiating Holders' Registrable Securities as are specified in such demand, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such demand as are specified in a written demand received by the Company within fifteen (15) days after such written notice is given, provided that the Company shall not be obligated to take any action to effect any such registration, pursuant to this Section 2.2:

                     (A) with respect to any demand for registration by Initiating Holders, after the Company has effected four (4) such registrations initiated by Initiating Holders pursuant to this Section 2.2; provided, however, that a registration requested pursuant to Section 2.2 shall not be deemed to be a demand for registration by Initiating Holders unless a Registration Statement covering at least eighty percent (80%) of the Registrable Securities specified in the notices from the Initiating Holders has become effective and all shares registered thereunder have been sold;

                     (B) if the Company shall furnish to such Holders a certificate signed by the President of the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would be required, in which case the Company shall have an additional period of not more than sixty (60) days within which to file such Registration Statement; provided, however, that the Company shall not use this right more than once in any 12-month period; or

                     (C) prior to the earlier of (a) the date three (3) years from the date of this Agreement or (b) the date the initial, firmly underwritten public offering of the Company's securities is declared effective by the SEC.

             (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this
Section 2.2; and the Company shall include such information in the written notice referred to in Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

         The Company shall, together with all holders of capital stock of the Company proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by a majority-in-interest of the Initiating Holders and reasonably satisfactory to the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter shall advise the Company that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated pro rata among such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the Registration Statement; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration.

         If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other shareholders) in such registration if the underwriter so agrees and if the number of Registrable Securities would not thereby be limited.

         2.3     Piggyback Registration.

             (a) Company Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or for the account of security holders, other than a registration relating solely to employee benefit plans, a registration on Form S-4 relating solely to an SEC Rule 145 transaction or a registration pursuant to Section 2.2 or 2.9 hereof, the Company will:

                 (i) promptly (but in any event within ten (10) days) give to each Holder written notice thereof; and

                 (ii) include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 2.3(b) below.

         Such Registrable Securities shall only be included to the extent that inclusion will not diminish the number of securities included by the Company or by other holders of securities exercising a Demand Registration.

             (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

         All Holders proposing to distribute their Registrable Securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting; provided, however, that the amount of Registrable Securities and other securities that have contractual rights with respect to registration similar to those provided in this Section 2.3 shall not be reduced below twenty-five percent (25%) of the total number of securities in such offering, but in the case of the Company's initial public offering, the underwriter may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this Section 2.3; provided, further, that no other stockholders' securities are included including, without limitation, those of directors, officers and employees of the Company. The Company shall so advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated in the following manner: shares, other than Registrable Securities and other securities that have contractual rights with respect to registration similar to those provided for in this Section 2.3 (provided that the holders of Registrable Securities shall have consented to the granting of such registration rights pursuant to Section 2.11 hereof), requested to be included in such registration by shareholders shall be excluded, and if a limitation on the number of shares is still required, the number of Registrable Securities and other securities that have contractual rights with respect to registration that may be included shall be allocated among the holders thereof in proportion, as nearly as practicable, to the amounts of Registrable Securities and such other securities held by each such holder at the time of filing the Registration Statement, provided that no such limitation shall diminish the number of securities to be included by any holder exercising contractual rights with respect to a Demand Registration (whether pursuant to this or any other agreement). For purposes of any such underwriter cutback, all Registrable Securities and other securities held by any holder that is a partnership or corporation, shall also include any Registrable Securities held by the partners, retired partners, shareholders or affiliated entities of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and such holder and other persons shall be deemed to be a single "selling holder," and any pro rata reduction with respect to such "selling holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling holder," as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. Nothing in this Section 2.3(b) is intended to diminish the number of securities to be included by the Company or by any holder exercising contractual rights with respect to a Demand Registration (whether pursuant to this or any other agreement) in the underwriting.

         If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

             (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         2.4 Expenses of Registration. All Registration Expenses (as defined below) incurred in connection with all registrations effected pursuant to Sections 2.2, 2.3 and 2.9, shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters' discounts or selling commissions relating to Registrable Securities. "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including without limitation, (i) all registration and filing fees of the Commission, a stock exchange or the National Association of Securities Dealers, Inc., (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities) unless paid by the underwriters, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance (vi) the reasonable fees and disbursements of one counsel selected by the Holders of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration, (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including fees and disbursements of counsel for the underwriters, but excluding underwriting discounts and commissions, (viii) liability insurance if the Company so desires or if the underwriters so require, and (ix) the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration. Notwithstanding anything to the contrary above, the Company shall not be required to pay for any Registration Expenses of any registration proceeding under Section 2.2 and the Holders shall retain their rights pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to have been registered, provided, however, that in the event that Holders holding at least a majority of the Registrable Securities held by the Investors agree to forfeit their right to one demand registration pursuant to Section 2.2 (in which event such right shall be forfeited by all the Investors), then the Company shall be required to pay the expenses of such withdrawn registration. In the absence of such an agreement to forfeit, the Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered. Notwithstanding the preceding sentence, however, if at the time of the withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to Section 2.2.

         2.5 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

             (a) use its best efforts to prepare and file, within forty-five
(45) days after the period within which a request for registration may be given to the Company, with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for the lesser of one hundred twenty (120) days or until the Holder or Holders have completed the distribution relating thereto, provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder or Holders refrain from selling any securities included in such registration at the request of an underwriter of the Company's stock.

             (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided that before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such Registration Statement to represent all Holders of Registrable Securities covered by such Registration Statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel.

             (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

             (d) use its best efforts to register or otherwise qualify the securities covered by such Registration Statement under such other securities laws of such states and other jurisdictions as shall be reasonably requested by the Holders or the managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where, but for the requirements of this paragraph (d), it would not be obligated to be so qualified unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act.

             (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

             (f) notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not included an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

             (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the Registration Statement, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder.

             (h) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request.

             (i) obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of issuer's counsel as the sellers shall reasonably request.

             (j) use its best efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock is then listed.

             (k) make available for inspection by each Holder including Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement.

             (l) cooperate with Holders including Registrable Securities in such registration and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing underwriters may request at least two business days prior to any sale of Registrable Securities.

             (m) permit any Holder which Holder, in the sole and exclusive judgment, exercised in good faith, of such Holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such Registration Statement and to require the insertion therein of material, furnished to the Company in writing, that in the reasonable judgment of such Holder and its counsel should be included.

             (n) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         2.6 Indemnification.

             (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder's officers, directors, partners and agents, and each person controlling such Holder, with respect to any registration, qualification or compliance effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, or (iii) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Holder, each such underwriter and each such director, officer, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

             (b) Each Holder will, and if Registrable Securities held by or issuable to such Holder are included in such registration, qualification or compliance pursuant to this Section 2, does hereby undertake to indemnify and hold harmless the Company, each of its directors and officers, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Holder, each of such other Holder's officers, partners, directors and agents and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, partner and controlling person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the liability of each Holder hereunder shall be limited to the proportion of any such claim, loss, damage or liability that is equal to the proportion that the public offering price of the shares sold by such Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, but in any event not to exceed the net proceeds received by such Holder from the sale of securities under such Registration Statement. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this subsection 2.6(b).

             (c) Each party entitled to indemnification under this Section 2.6 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that includes as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability with respect to such claim or litigation.

             (d) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.6; then, and in each such case, the Company and such Holder will contribute to the aggregate claims, losses, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of the securities offered by such Holder pursuant to the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company will be responsible for the remaining portion; provided, however, that, in any case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all securities offered by it pursuant to such Registration Statement, after deduction of underwriting discounts and commissions; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

             (e) The indemnities provided in this Section 2.6 shall survive the transfer of any Registrable Securities by such Holder.

         2.7 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

         2.8 Transfer of Registration Rights.

             (a) The rights, contained in Sections 2.2, 2.3 and 2.9 hereof, to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 2, provided that (i) any such transfer by Investor is effected in compliance with Section 1.2 hereof; and (ii) such transfer is a "Permitted Transfer" as defined herein.

             (b) For purposes of this Agreement, a "Permitted Transfer" shall mean: (i) a transaction not involving a change in beneficial ownership; (ii) transactions involving distribution without consideration by a shareholder that is a partnership to any of its partners, retired partners, or to the estate of any of its partners; (iii) transactions involving distribution without consideration by a shareholder that is a corporation or limited liability company to any of its shareholders or members, as applicable; (iv) transfers by any shareholder who is an individual to a trust for the benefit of such shareholder or his family; (v) a transfer in which the transferee acquires at least 5,000 shares of Registrable Securities, or securities convertible into or exercisable for such number of shares, subject to adjustment for combinations, consolidations, recapitalizations, stock splits, stock dividends and the like; or (vi) transfers by gift, will or intestate succession to the spouse, lineal descendants or ancestors of any shareholder or spouse of a shareholder, or (vii) transfer by any Holder to any of its Affiliates.

         2.9 Form S-3. If the Company's stock becomes publicly traded, the Company shall use its best efforts to qualify for registration on Form S-3 and to that end the Company shall register the Common Stock under the 1934 Act within twelve (12) months following the effective date of the first registration of any securities of the Company on Form S-1. After the Company has qualified for the use of Form S-3, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 thereafter under this Section 2.9. The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.9 and shall provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect as soon as practicable the registration of all shares of Registrable Securities on Form S-3, as the case may be, to the extent requested by the Holder or Holders thereof for purposes of disposition; provided, however, that the Company shall not be obligated to effect any such registration if (a) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, or (b) the Company shall have already made two (2) registrations on Form S-3 within the 12-month period immediately preceding the request, or (c) the Company has already effected four (4) such registrations on Form S-3 initiated by Initiating Holders pursuant to this Section 2.9. Notwithstanding the foregoing, nothing herein shall restrict, prohibit, or limit in any way a Holder's ability to exercise its registration rights under Sections
2.2 or 2.3 hereof. The Company shall have no obligation to take any action to effect any registration pursuant to this Section 2.9 for any of the reasons set forth in Section 2.2(a)(ii)(A) or (C) (which shall be deemed to apply to the obligations under this Section 2.9 with equal force). In addition, any registration pursuant to this Section 2.9 shall be subject to the provisions of
Section 2.2(b), which shall be deemed to apply to the obligations under this
Section 2.9 with equal force, except that any reference therein to Section 2.2 or a subsection thereof shall, for these purposes only, be deemed to be a reference to this Section 2.9.

         2.10 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         2.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding and not registered, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (a) require the Company to effect a registration or (b) include any securities in any registration filed under Section 2.2, 2.3 or 2.9 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities that are included in such registration.

         2.12 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

             (a) make and keep current public information available, within the meaning of SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act, at all times after it has become subject to the reporting requirements of the 1934 Act;

             (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act (after it has become subject to such reporting requirements);

             (c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company;

and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         2.13 "Market Stand-Off" Agreement. Each Holder that is a "One Percent Shareholder," as defined below, hereby agrees that during a period, not to exceed 180 days, following the effective date of a registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company and any underwriter, sell, pledge, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period except Common Stock included in such registration; provided, however, that:

             (a) such agreement shall be applicable only to the first such registration statement of the Company that covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

             (b) all other "One Percent Shareholders" with registration rights (whether or not pursuant to this Agreement) and all officers and directors of the Company enter into similar agreements.

         For purposes of this Section 2.13, the term "One Percent Shareholder" shall mean a shareholder of the Company who holds at least one percent of the outstanding Common Stock of the Company (assuming conversion of all outstanding Preferred Stock of the Company and full exercise of all Warrants).

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         2.14 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding and not registered; except that any amendment or waiver affecting the rights or privileges of the Investors shall require the written consent of the holders of a majority of the shares of Series C Stock then outstanding; except further that any amendment to Section 2.13 that pertains to shares of Registrable Securities held by an investment company advised by an investment advisor registered under the Investment Company Act of 1940, as amended, requires the written consent of such investment company(s). Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder, each future Holder of Registrable Securities and the Company.

         2.15 Aircraft Carrier Release. The parties agree that if Release No. 33-7606A, or a similar release, is adopted by the SEC, the parties shall make amendments to this Agreement necessary to preserve the intent of this Agreement. All references to SEC forms in this Agreement include successor forms thereto.

         2.16 Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Sections 2.2, 2.3 or
2.9 hereof shall terminate as to any Holder on the date such Holder is able to dispose of all of its Registrable Securities in any 90-day period pursuant to SEC Rule 144 (or any similar or analogous rule promulgated under the 1933 Act), provided, however that such rights shall not terminate with respect to any Holder owning more than one-half percent (1/2%) of the Company's outstanding Common Stock of the Company until such time as such Holder owns less than one-half percent (1/2%) of the outstanding Common Stock of the Company.

                                   Section 3.

                             RIGHTS OF FIRST REFUSAL

         3.1 Pro Rata Right. The Company hereby grants to each Investor, subject to the terms and conditions specified in this Section 3, the right of first refusal to purchase up to its pro rata share of all New Securities (as defined in Section 3.2 hereof) that the Company may, from time to time, propose to sell and issue. An Investor's pro rata share, for purposes of this right of first refusal, is the ratio (a) the numerator of which is the number of shares of Common Stock issued or issuable to such Investor upon the conversion of shares of Series C Stock held by such Investor on the date of the Company's written notice pursuant to Section 3.3 hereof, and (b) the denominator of which is the number of shares of Common Stock outstanding, assuming for this purpose conversion or exercise of all securities convertible into or exercisable for Common Stock of the Company.

         3.2 New Securities. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) the Series A Preferred Stock of the Company, the Series B Preferred Stock of the Company or the Series C Stock (collectively, the "Preferred Stock"); (ii) securities issuable upon conversion of or with respect to Preferred Stock; (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company owns more than 50% of the voting power of such corporation; (iv) capital stock or securities exercisable for or convertible into such capital stock issued in connection with any borrowings, direct or indirect, from financial or other institutions regularly engaged in the business of lending of money if such issuance is approved by the Board of Directors of the Company; (v) shares of Common Stock, and options, warrants or rights convertible into such Common Stock, issued to employees, consultants or directors of the Company pursuant to any incentive agreement or arrangement approved by the Board of Directors of the Company; (vi) shares of Common Stock or Preferred Stock issued upon exercise of options or warrants outstanding on the date hereof; or (vii) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock.

         3.3 Required Notices. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of

New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Investor shall have fifteen (15) days from the date of any such notice to agree to purchase the Investor's pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. After such initial 15-day period, for an additional period of fifteen (15) days, each Investor may also exercise its right of overallotment such that if any Investor fails to exercise its right hereunder to purchase its pro rata portion of the New Securities proposed to be sold by the Company, each other Investor may, by notifying the Company of such Investor's desire to acquire more that its pro rata share as part of its exercise notice pursuant to this Section 3.3, purchase the nonpurchasing Investor's portion on a pro rata basis.

         3.4 Company's Right to Sell. In the event the Investors fail to exercise their rights of first refusal as to all New Securities offered within said 15-day period, the Company shall have ninety (90) days thereafter to sell all such New Securities respecting which the Investors' rights of first refusal hereunder were not exercised, at a price and upon general terms no more favorable in any material respect to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold all such New Securities within said 90-day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors in the manner provided herein.

         3.5 Expiration of Right. The rights of first refusal granted under this
Section 3 shall not apply to, and shall expire upon, the effectiveness of the Company's initial registration statement for the sale of its shares of Common Stock in a firm commitment underwritten public offering registered under the 1933 Act (other than a registration relating solely to employee benefit plans or to a transaction under Rule 145 under the 1933 Act or any successor rule thereto) (a "Qualified Public Offering").

         3.6 Assignment. The rights of first refusal set forth in this Section 3 are nonassignable, except that (a) such right is assignable by each Investor to any wholly owned subsidiary or parent of, or to any corporation, entity or other person that is, within the meaning of the 1933 Act, controlling, controlled by or under common control with, such Investor, and (b) such right is assignable in any Permitted Transfer (as defined in Section 2.8(b)) by an Investor.

                                   Section 4.

                                COMPANY COVENANTS

The Company hereby covenants and agrees as follows.

         4.1 Affirmative Covenants.

             (a) Financial Statements and Information. The Company will keep books of account and prepare financial statements and will take the following actions with respect to such information (all of the foregoing and following to be kept and prepared in accordance with United States generally accepted accounting principles applied on a consistent basis).

                 (i)   As soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, beginning with the fiscal year ended December 31, 1999, the Company will furnish to each Investor and each other Holder (1) a copy of the financial statements of the Company for such fiscal year containing a consolidated balance sheet, statement of income, statement of shareholders' equity, and statement of cash flows, each as at the end of such fiscal year and for the period then ended and in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent public accountants of recognized standing selected by the Company's Board of Directors, and containing an opinion that such financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report) and (2) a statement from the principal financial or accounting officer of the Company (or, upon the request of the holders of a majority of the Common Stock issued or issuable upon conversion of the Preferred Stock or exercise of any warrants held by holders of Preferred Stock, a statement from the auditors of the Company) discussing whether the Company is in material compliance with this Agreement and all its other material agreements. In addition to the foregoing, upon the request of any Investor who holds no less than 1,500,000 shares of Common Stock issued or issuable upon conversion of the Series C Stock, subject to adjustment for stock splits, stock dividends and the like, the Company shall use its best efforts to cause the auditors of the Company to meet with such Investor for purposes of reviewing the Company's financial statements and condition.

                 (ii) As soon as practicable after the end of each of the first three quarters of the fiscal year, but in any event within thirty (30) days after the end of each such quarter, the Company will furnish to each Investor and each other Holder the unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and its unaudited consolidated statements of income and losses, shareholders' equity and cash flows for such quarter, setting forth in each case in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, except that such financial statements may not contain notes and will be subject to year-end adjustment, and certified by the principal financial or accounting officer of the Company. Such quarterly report shall include a narrative, summary description of the Company's operations for such quarter from the Chief Executive or Operating Officer, indicating whether the Company is materially in compliance with this Agreement and other material agreements and discussing any material variances from the Company's operating plan.

                 (iii) The Company will promptly notify the Investors of the occurrence of any material default (with or without notice or lapse of time or both) under, or material breach of, any material debt agreement or obligation, and it shall deliver to each Investor any default notice in connection therewith. The Investors shall be entitled to participate in any discussions with the Company's lenders regarding any such default.

                 (iv) The Company will provide each Investor who holds no less than 1,500,000 shares of Common Stock issued or issuable upon conversion of the Series C Stock, subject to adjustments for stock splits, stock dividends and the like, a notice and with respect to (ii) a copy via facsimile of the following events, (i) if the Company files a registration statement under the Securities Act for purposes of a public offering of securities of the Company, within twenty-four hours after such filing, (ii) if the Company issues a press release, within twenty-four hours after such press release, and (iii) if the Company issues additional shares of Preferred Stock, within twenty-four hours after such issuance.

                 (v) With respect to (i) through (iv) above and (b) below, the holdings of each Investor advised by the same investment adviser shall be aggregated for the purposes of determining whether such Investor meets the 1,500,000 share threshold.

                 (vi) The Company shall permit each holder of at least 1,500,000 shares of Common Stock issued or issuable upon conversion of the Series C Stock, except for a Holder reasonably deemed by the Company to be a competitor of the Company, at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 4.1(b) to provide access to any information which it reasonably considers to be a trade secret or other confidential information.

             (c) Prompt Payment of Taxes. The Company and its subsidiaries, if any, will timely pay and discharge, or cause to be paid and discharged, all lawful taxes, assessments and governmental charges or levies imposed upon any of their income, profits, properties or businesses; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings; and provided, further, that the Company and its subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any tax lien that may have attached as security therefor or with respect thereto.

             (d) Maintenance of Insurance. The Company shall maintain, and cause each subsidiary to maintain, insurance (including directors and officers insurance) with responsible and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such subsidiary operates.

             (e) Compliance with Applicable Laws. The Company shall comply in all material respect with all applicable statutes, laws, ordinances, rules and regulations of any governmental authority (whether now in effect or hereinafter enacted) and any filing requirements relating thereto including without limitation, the U.S. Foreign Corrupt Practices Act and environmental laws and regulations. The Company shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate existence and authority necessary to continue its business.

             (f) Key Man Insurance. The Company shall maintain a policy of "key man" insurance on the lives of Nathan Morton, Mike Atwood, Keith Brown and Chuck Cosby with minimum coverage of $1,000,000, unless otherwise directed by the Board of Directors. The proceeds from such policies shall be payable to the Company.

         4.2 Negative Covenants. Without the prior written consent of the holders of at least a majority of the Series C Stock, the Company covenants and agrees as follows.

             (a) Dividends. Except as otherwise permitted in the Articles of Incorporation of the Company, as amended from time to time, or this Agreement, the Company shall not declare or make any dividends or distributions of its cash, stock, property or assets.


             (b) Merger; Change in Control; Acquisition of Assets. The Company will not (a) sell, lease or otherwise dispose of (whether in one transaction or a series of related transactions) all or substantially all of its assets, (b) merge with or into or consolidate with another entity (except into or with a wholly-owned subsidiary of the Company with the requisite shareholder approval) in which the shareholders of the Company immediately prior to such merger or consolidation possess a minority of the acquiring entity immediately following such merger or consolidation, or (c) voluntarily liquidate or wind up its operations.

             (c) Related Party Transactions. The Company shall not enter into any material agreement, transaction or relationship with any person that controls, is controlled by, or is under common control with, the Company or with any officer, director, shareholder or employee of the Company, including any member of any of their immediate families, unless such agreement, transaction or relationship is substantially on terms that would be offered by an unaffiliated party.

             (d) The Company shall not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise to any Purchaser or other shareholder of the Company as consideration for or as an inducement to entering into by any Purchaser or other shareholder of the Company of any waiver or amendment of any of the terms and provisions of the Agreements or the Articles which affects any Purchasers' rights as an investor, unless such remuneration is concurrently paid, on the same terms, ratably to all Purchaser whether or not such Purchasers grant such waiver or agree to such amendment.

             (e) The Company shall not become an "investment company" or a company "controlled" by an "investment company", within the meaning of the 1940 Act. In the event the Company breaches the foregoing, the Company shall forthwith notify the Purchasers and shall take immediate corrective action to remedy such breach.

         4.3 Expiration of Covenants. The covenants set forth in this Section 4 shall expire and be of no further force or effect upon the closing of a Qualified Public Offering (as defined in Section 3.5 hereof). After such time, the Investors shall be entitled to receive such annual and quarterly reports as the Company shall distribute to its shareholders generally.

                                   Section 5.

                                  MISCELLANEOUS

         5.1 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York as applied to agreements among New York residents made and to be performed entirely within the State of New York.

         5.2 Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the state and federal courts located in the State of New York, County of New York, for any actions, suits, or proceedings arising out of or relating to this agreement and the transactions contemplated hereby. Each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this agreement or the transactions contemplated hereby, in such state or federal courts as aforesaid and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         5.3 Waiver of Jury Trial. The parties hereby waive trial by jury in any judicial proceeding to which they are parties involving, directly or indirectly, any matter in any way arising out of, related to or connected with this Agreement.

         5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         5.5 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

         5.6 Severability. Any invalidity, illegality or limitation of the enforceability with respect to any Investor of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such person's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           5.7 Amendment and Waiver. Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and Investors (or their transferees) holding at least a majority of the shares of Registrable Securities, voting together as a single group (treating Series C Stock as if converted at the conversion rate then in effect, and including, for such purposes, shares of Common Stock into which any shares of Series C Stock shall have been converted that are held by a Holder); provided, however, that no such amendment or waiver shall reduce the aforesaid percentage of Registrable Securities, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the holders of all of such Registrable Securities. Any amendment or waiver effected in accordance with this Section 5.7 shall be binding upon each Investor and each transferee of the Registrable Securities. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Investors who have not previously consented thereto in writing. Notwithstanding anything to the contrary in this Section 5.7, the Company shall be entitled to include additional purchasers of its Series C Stock pursuant to the Series C Agreement as parties to this Agreement, and to treat such purchasers as "Investors" and "Holders" hereunder, by amending Exhibit A attached hereto and providing such Exhibit A, as amended, to the other parties to this Agreement. Notwithstanding the foregoing any amendment to Section 2.13 that pertains to shares of Registrable Securities held by any investment company advised by an investment advisor registered under the Investment Company Act of 1940, as amended, shall require the written consent of such investment company(s).


         5.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company, any Investor, or any transferees upon any breach, default or noncompliance of any Investor or any transferee or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Investors of any breach, default or noncompliance under this Agreement or any waiver on the Company's or the Investors' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Investors, shall be cumulative and not alternative.

         5.9 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon confirmed delivery by facsimile or telecopy, or on the fifth day (or the tenth day if to a party with an address outside of the United States) following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed: (a) if to an Investor, at such Investor's address as set forth on the schedule attached hereto, or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to the Company, at its address first above written, or at such other address as the Company shall have furnished to the Investors in writing.

         5.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

THE COMPANY:            BUILDNET, INC.

                        By: /s/ Stephen L. Holcombe
                        Name: Stephen L. Holcombe
                        Title: Senior Vice President, Chief Financial Officer



INVESTORS:              /s/ Investors listed in Exhibit A hereto
                        (Printed or Typed Name)


                        By:  /s/ Investors listed in Exhibit A hereto
                        Name:
                             ------------------------------------------------
                        Title:
                              -----------------------------------------------







             [SIGNATURE PAGE TO SERIES C INVESTOR RIGHTS AGREEMENT]

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

----------------------------------------------------------
NAME AND ADDRESS                          SERIES C SHARES
----------------------------------------------------------
----------------------------------------------------------
 A. G. Jonas, Jr.                                  11,363
1006 Hibriten Drive
P.O. Box 1650
Lenoir, NC  28645
----------------------------------------------------------
 A. P. Anderson                                    11,363
2505 Morganton Boulevard
Lenoir, NC  28645
----------------------------------------------------------
 Alison W. Killilea                                 5,000
896 Lombard Street
San Francisco, CA  94133
----------------------------------------------------------
 Alpine Capital                                   227,273
Attn: Chet Ranawat
152 East 65th Street, Suite 400
New York, NY 10021
----------------------------------------------------------
 Andersen Windows, Inc.                           227,273
100 Fourth Avenue N
Bayport, MN  55003
----------------------------------------------------------
 Andrew P. Rifkin                                   3,409
1 Park Place
Short Hills, NJ  07078
----------------------------------------------------------
 Antar & Co.                                      113,636
c/o Legacy Trust Co.
Attn: Edward Naumes
600 Jefferson, Suite 350
Houston, TX  77251
----------------------------------------------------------
 Argent Fund Management Ltd.                       56,818
c/o Bernard Herold & Co., Inc.
Attn: Vidur Bhalla
555 Madison Avenue, 17th Floor
New York, NY  10022
----------------------------------------------------------
 BancBoston Ventures Inc.                       1,818,182
Attn: John Doggett
175 Federal Street
Boston, MA  02110
----------------------------------------------------------
 Barry A. Sholem                                    3,409
c/o Donaldson, Lufkin & Jenrette
2121 Avenue of the Stars, Suite 3000
Los Angeles, CA  90067
----------------------------------------------------------
 Bayview 99 I, LP                                  61,550
c/o BancBoston Robertson Stephens Inc.
Attn: Jennifer Sherrill
555 California Street, Suite 2600
San Francisco, CA  94104
----------------------------------------------------------
 Bayview 99 II, LP                                 52,086
c/o BancBoston Robertson Stephens Inc.
Attn: Jennifer Sherrill
555 California Street, Suite 2600
San Francisco, CA  94104
----------------------------------------------------------
 BB Smith LLC                                     113,636
Attn: T. Greg Smith
3918 Jackson Street
Alexandria, LA  71303
----------------------------------------------------------
 Beazer Homes USA, Inc.                           227,272
Attn: David S. Weiss
5775 Peachtree Dunwoody Road, Suite
B-200
Atlanta, GA  30342
----------------------------------------------------------
 Beth Chartoff                                      1,136
145 East 27th Street, Apt. 7K
New York, NY  10016
----------------------------------------------------------

----------------------------------------------------------
 BMC Fund, Inc. Growth Portfolio                  113,636
c/o First Union National Bank
Attn: Jay Bunnell, NC 1156
301 South Tryon Street, T-12
Charlotte, NC  28288
----------------------------------------------------------
 Broyhill Family Foundation, Inc.                  45,454
Attn: Dan Wakin
800 Golfview Park
P. O. Box 500
Lenoir, NC  28645
----------------------------------------------------------
 Broyhill Investments, Inc.                        45,454
Attn: Dan Wakin
800 Golfview Park
P. O. Box 500
Lenoir, NC  28645
----------------------------------------------------------
 Building Materials Holding Corporation           227,272
Attn: Michael D. Mahre
One Market Plaza
Steuart Tower
26th Fl, Suite 2650
San Francisco, CA  94105-1475
----------------------------------------------------------
 Buildnet TTM, LLC                                 54,545
P.O. Box 12218
RTP, NC  27709
----------------------------------------------------------
 Burke International Tours Profit Sharing          22,727
401-K Plan
Attn: E. Udean Burke, Trustee
4643 Highway 16 South
Newton, NC  28658
----------------------------------------------------------
 Cameron Ashley Building Products, Inc.           227,272
Attn: John S. Davis
11651 Plano Road
Dallas, TX  75243
----------------------------------------------------------
 Carolyn E. West                                    2,272
16710 Telge Road
Cypress, TX  77429
Tel: (281) 351-4727
----------------------------------------------------------
 Carpelian Assets Limited                         147,727
c/o BancBoston Robertson Stephens Inc.
Attn: Richard Brand
555 California St., Suite 2600
San Francisco, CA  94104
----------------------------------------------------------
 Charles D. Peebler Jr., For the Benefit of       227,272
Plum Holdings L.P.
c/o Drinker Biddle & Reath, LLP
Attn: Neil Haimm
1000 West Lakes Drive, Suite 300
Berwyn, PA  19312

cc: Paul Gruenberg
c/o Plum Capital, LLC
1018 Westview Street
Philadelphia, PA  19119
----------------------------------------------------------
 Chartwell Holdings, Ltd.                          56,818
c/o BancBoston Robertson Stephens Inc.
Attn: Kimy Ruiz
555 California Street
San Francisco, CA  94104
----------------------------------------------------------
 Christina's Trust #2 U/D/T dated 1/20/99          56,818
Attn: Mike Huffington
10580 Wilshire Blvd., #71
Los Angeles, CA 90024
----------------------------------------------------------
 Clark Callander                                    5,681
2815 Scott Street
San Francisco, CA 94123
----------------------------------------------------------
 Covestco-Seteura LLC                             681,818
c/o Freeborn & Peters
Attn: Kelly North Matthews
950 Seventeenth Street, Suite 2600

----------------------------------------------------------

----------------------------------------------------------
Denver, CO  80202-2826
----------------------------------------------------------
 CVT Management LLC                               113,636
Attn: Alex Roudi
4370 La Jolla Village Drive, Suite 960
San Diego, CA  92122
----------------------------------------------------------
 D. Paul Thompson                                  11,363
3304 Stonethrow Drive
Newton, NC  28658
----------------------------------------------------------
 D. R. Horton, Inc.                               522,726
Attn: Richard Beckwitt
1901 Ascension Boulevard, Suite 100
Arlington, TX  76006
----------------------------------------------------------
 Dale Haithcock                                     3,409
c/o BancBoston Robertson Stephens Inc.
555 California St., Ste. 2600
San Francisco, CA  94104
----------------------------------------------------------
 Damac Associate Investors Inc BVI                227,273
c/o Damac Al Baraka Investment Co. LLC
PO Box 2195
Dubai, United Arab Emirates
----------------------------------------------------------
 Damac Investor IV Inc BVI                        227,273
c/o Damac Al Baraka Investment Co. LLC
PO Box 2195
Dubai, United Arab Emirates
----------------------------------------------------------
 Damac Technology Partners LP Cayman              454,545
c/o Damac Al Baraka Investment Co. LLC
PO Box 2195
Dubai, United Arab Emirates
----------------------------------------------------------
 Dana Craver                                       17,045
24 Brodge Street, Apt. 3
Frenchtown, NJ  08825
----------------------------------------------------------
 David B. and Lori J. Sanson                        5,681
850 Meadow Creek Court
Walnut Creek, CA  94596
----------------------------------------------------------
 David C. Blatte                                    2,272
c/o Donaldson, Lufkin & Jenrette
277 Park Avenue
New York, NY  10172
----------------------------------------------------------
 David K. Dwyer                                    17,045
c/o Salomon Smith Barney
388 Greenwich Street
New York, New York  10013
----------------------------------------------------------
 David S. Weiss                                     5,681
1855 Redbourne Drive
Atlanta, GA  30350
----------------------------------------------------------
 DCT, L.L.C.                                      227,272
Attn: Kurt Swanson
3773 Howard Hughes Parkway, Suite 350N
Las Vegas, NV  89109
----------------------------------------------------------
 Decima Corporation                                50,000
c/o Murdoch & Company
Bank of Bermuda
Attn: Charles Boulton
Compass Point
9 Bermudiana Road
Hamilton, HM 11, Bermuda
----------------------------------------------------------
 Deerwood Enterprises, Ltd.                       600,000
Attn: Frank Liu
5177 Richmond Avenue, Suite 1166
Houston, TX  77056
----------------------------------------------------------
 Diemar Investments LP                              2,272
c/o Donaldson, Lufkin & Jenrette
Attn: Robert E. Diemar, Jr.
277 Park Avenue
New York, NY  10172
----------------------------------------------------------

----------------------------------------------------------
 Donald H. Ankeny                                   2,272
c/o BancBoston Robertson Stephens Inc.
555 California St., Suite 2600
San Francisco, CA  94104
----------------------------------------------------------
 Donald J. Tomnitz                                 22,727
c/o D. R. Horton, Inc.
1901 Ascension Boulevard, Suite 100
Arlington, TX  76006
----------------------------------------------------------
 Donald R. Horton                                 113,636
c/o D. R. Horton, Inc.
1901 Ascension Boulevard, Suite 100
Arlington, TX  76006
----------------------------------------------------------
 Douglas M. Weill                                   2,272
10 Nancy Lane
Chappaqua, NY  10514
----------------------------------------------------------
 Edelman Investment Partnership                    11,363
c/o Ruxton Partners
Attn: Alan Edelman
1233 Mount Royal Avenue
Baltimore, MD  21217
----------------------------------------------------------
 Edward Borgerding                                 22,727
----------------------------------------------------------
 Emmeram von Braun                                 40,000
Groso Strasse #9
82166 Graefelfing
Germany
----------------------------------------------------------
 Encore Venture Partners, LP                      227,273
Attn: Steve DesJardins
1250 Fourth Street, Fifth Floor
Santa Monica, CA  90401
----------------------------------------------------------
 Eric A. Anderson                                   3,409
1088 Park Avenue, Apt. 9C
New York, NY  10128
----------------------------------------------------------
 Eric J. E. Higgs                                   2,272
881 Innes Avenue
San Francisco, CA  94124
----------------------------------------------------------
 Eric S. Lemer                                      3,409
245 E. 63rd Street, Apt. 216
New York, NY  10021
----------------------------------------------------------
 Fidelity Management Trust Co., Custodian          11,363
for Galloway C. Carey
III-Rollover IRA
#104-374237
c/o Fidelity Investments
8 Montgomery Street
San Francisco, CA 94104
----------------------------------------------------------
 First Winchester Investments Ltd.                113,636
c/o NWT Management S.A.
Attn: Angelo De Riz
16-18 rue de la Pelisserie
Case Postale 3501
1211 Geneva 3
Switzerland
----------------------------------------------------------
 Fujigin Capital Company                          113,636
Attn: Takashi Nogata
Central Plaza Building, 4th Floor
1-1 Kaguragashi, Shinjuku-Ku
Tokyo, 162-0823 Japan
----------------------------------------------------------
 Gary S. Cangelosi                                 47,727
c/o Kenton Place, LLC
18549 Vineyard Point Lane
Cornelius, NC  28031
----------------------------------------------------------
 Geoffrey R. B. Carey Rev. Trust dated             11,363
8/28/97
Attn: Geoffrey R.B. Carey
1430 West Joppa Road
Baltimore, MD  21204
----------------------------------------------------------
 George A. Moretz Family Limited                   11,363
Partnership
c/o First Union National Bank
Attn: Matt Fallaw
----------------------------------------------------------

----------------------------------------------------------
P.O. Box 279
Hickory, NC  28603
----------------------------------------------------------
 GGEP Coinvestment Partners L.L.C.                 80,681
c/o Gilbert Global Equity Partners
Attn: W. Paul Wallace
590 Madison Avenue, 40th Floor
New York, NY  10022
----------------------------------------------------------
 Global Internet Group Ltd.                       170,455
Attn: Thomas O. Mudd, III
5850 San Felipe, Suite 205
Houston, TX  77057
----------------------------------------------------------
 Global Technology Investors Fund LLC             500,000
c/o Bessemer Trust Company, N.A.
Attn: Peter Frischman
630 Fifth Avenue, 37th Floor
New York, NY  10111
----------------------------------------------------------
 Global Technology Investors Fund LTD             409,090
c/o Bessemer Trust Company, N.A.
Attn: Peter Frischman
630 Fifth Avenue, 37th Floor
New York, NY  10111
----------------------------------------------------------
 Gregory A. Nejmeh                                 11,363
c/o Donaldson, Lufkin & Jenrette
277 Park Avenue
New York, NY  10172
----------------------------------------------------------
 H.E.P. Living trust U/D/T dated                  340,909
5/31/95 as restated 10/16/98
Attn: Mike Huffington
10580 Wilshire Blvd., # 71
Los Angeles, CA 90024
----------------------------------------------------------
 Isabella's Trust #2 U/D/T dated 1/20/99           56,818
Attn: Mike Huffington
10580 Wilshire Blvd., # 71
Los Angeles, CA 90024
----------------------------------------------------------
 J. H. McKlveen & Co.                               5,000
Attn: Thomas G. McKlveen
Box 517
Prairie City, IA  50228
----------------------------------------------------------
 James B. Greenfield                                7,954
c/o BancBoston Robertson Stephens Inc.
555 California St., Ste. 2600
San Francisco, CA  94104
----------------------------------------------------------
 Joel Rassman                                       5,681
c/o Toll Brothers, Inc.
Attn: Ann Marie P. Mitchell
3103 Philmont Avenue
Huntingdon Valley, PA  19006
----------------------------------------------------------
 John H. McKlveen, III                              1,137
1715 Lyon Street
San Francisco, CA  94115
----------------------------------------------------------
 John Hancock Series Trust on behalf of John      681,817
Hancock Global Technology Fund
c/o John Hancock Advisers, Inc.
Attn: Al Ouellette
101 Huntington Avenue
Boston, MA  02199
----------------------------------------------------------
 John P. Siracuse                                  22,727
c/o BancBoston Robertson Stephens Inc.
One International Place, 30th floor
Boston, MA  02110
----------------------------------------------------------
 Joseph Shalom                                     56,818
c/o Children's Apparel Network
77 South First Street
Elizabeth, NJ  07206
----------------------------------------------------------
 Karl Austen                                       52,413
c/o Armstrong Hirsch
1888 Century Park East
----------------------------------------------------------

----------------------------------------------------------
18th Floor
Los Angeles, CA  90067
----------------------------------------------------------
 Kaufman and Broad Home Corporation               227,272
Attn: Glen Barnard
8401 East Belleview Avenue
Denver, CO  80237
----------------------------------------------------------
 Kelso Traders Limited                             22,727
c/o BancBoston Robertson Stephens Inc.
Attn: Kimy Ruiz
555 California Street
San Francisco, CA  94104
----------------------------------------------------------
 Kevin E. Barnes                                   11,363
3 Cloud View Circle
Sausalito, CA  94965
----------------------------------------------------------
 KMF Partners, L.P.                               113,636
Attn: Karen M. Fleiss
1270 Avenue of the Americas
11th Fl.
New York, NY 10020
----------------------------------------------------------
 Kohler Co.                                       227,272
Attn: Jeffrey P. Cheney
444 Highland Drive
Kohler, WI  53044
----------------------------------------------------------
 LAD Internet Partners Ltd.                       136,363
c/o Sierra Advisory, Ltd.
Attn: Masoud Ladjevardian
1177 West Loop Road, Suite 1450
Houston, TX  77027
----------------------------------------------------------
 LaFarge Corporation                              227,272
Attn: Larry J. Waisanen
11130 Sunrise Valley Drive, Suite 300
Reston, VA  20191
----------------------------------------------------------
 Lanoga Corporation                               227,272
Attn: Daryl D. Nagel
17946 NE 65th Street
Redmond, WA  98073
----------------------------------------------------------
 Larry M. Tekler                                    2,272
15A Castle Street
San Francisco, CA  94166
----------------------------------------------------------
 Lars Sorensen                                    131,000
c/o BancBoston Robertson Stephens Inc.
555 California St., Ste. 2600
San Francisco, CA  94104
----------------------------------------------------------
 Lennar Corporation                               681,818
Attn: David B. McCain
700 NW 107th Avenue
Miami, FL  33172
----------------------------------------------------------
 Mathew Yohannan                                    1,002
c/o BancBoston Robertson Stephens Inc.
555 California St., Ste. 2600
San Francisco, CA  94104
----------------------------------------------------------
 Matthew Glaser                                    11,364
c/o BancBoston Robertson Stephens Inc.
590 Madison Avenue, 36th Floor
New York, NY  10022
----------------------------------------------------------
 Maverick Fund II, Ltd.                            26,245
c/o Maverick Capital, Ltd.
Attn: Sharyl Robertson
300 Crescent Court, Suite 1850
Dallas, TX  75201
----------------------------------------------------------
 Maverick Fund USA, Ltd.                          132,385
c/o Maverick Capital, Ltd.
Attn: Sharyl Robertson
300 Crescent Court, Suite 1850
Dallas, TX  75201
----------------------------------------------------------


----------------------------------------------------------
 Maverick Fund, LDC                               295,915
c/o Maverick Capital, Ltd.
Attn: Sharyl Robertson
300 Crescent Court, Suite 1850
Dallas, TX  75201
----------------------------------------------------------
 Mayflower Venture Capital Fund II, LLC         1,237,499
Attn: Diane Pace
2626 Glenwood Avenue, Suite 100
Raleigh, NC  27608
----------------------------------------------------------
 Mayflower Venture Capital, LLC                    59,558
Attn: Stanley H. Van Etten
2626 Glenwood Avenue, Suite 100
Raleigh, NC  27608
----------------------------------------------------------
 MCP Global Corporation Ltd                       454,545
c/o Robertson Stpehens
Attn: MCP Global Corporation
Ltd.-Acct. 44-
951630
555 California Street, 26th Floor
San Francisco, CA  94104
----------------------------------------------------------
 Michael E. Powers                                 11,363
330 Lake Forest Drive
Taylorsville, NC  28681
----------------------------------------------------------
 Michael Graham                                     6,818
c/o BancBoston Robertson Stephens Inc.
555 California St., Suite 2600
San Francisco, CA  94104
----------------------------------------------------------
 Michael J. Rosso                                   1,503
2525 Larkin Street, #302
San Francisco, CA  94109
----------------------------------------------------------
 Michael R. Olson                                   1,136
c/o BancBoston Robertson Stephens Inc.
555 California St., Ste. 2600
San Francisco, CA  94104
----------------------------------------------------------
 Michael S. Dana                                    5,681
85 Upper Mountain Avenue
Montclair, NJ  07042
----------------------------------------------------------
 N.V.C.B.C., LLC                                  227,272
c/o Michael A. Garcia
10625 Gaskins Way
Manasses, VA  20109
----------------------------------------------------------
 Neil N. Hasson                                     3,409
25 Rosslyn Hill
London/NW3 5UJ
United Kingdom
----------------------------------------------------------
 Newpoint (BVI) Holdings, Ltd.                     56,818
c/o BancBoston Robertson Stephens Inc.
Attn: Kimy Ruiz
555 California Street
San Francisco, CA  94104
----------------------------------------------------------
 Oblique Investments Limited                       22,727
c/o NWT Management S.A.
Attn: Angelo De Riz
16-18 rue de la Pelisserie
Case Postale 3501
1211 Geneva 3
Switzerland
----------------------------------------------------------
 Oktava Management Corporation                     50,000
c/o Murdoch & Company
Bank of Bermuda
Attn: Charles Boulton
Compass Point
9 Bermudiana Road
Hamilton, HM 11, Bermuda
----------------------------------------------------------
 Orion Technology Ventures                        113,636
Attn: David Kohl
450 North Roxbury Drive, Suite 600
Beverly Hills, CA  90210
----------------------------------------------------------


----------------------------------------------------------
 Owens Corning                                    227,272
Attn: Aris Chicles
One Owens Corning Parkway
Toledo, OH  43659
----------------------------------------------------------
 Paine Webber as Custodian Rollover                56,818
IRA FBO Arjun C. Waney A/C No. WE 41212
c/o Paine Webber
Attn: Carl Waney
1251 Avenue of the Americas, 2nd Floor
New York, Nerw York  10020
----------------------------------------------------------
 Paul H. Broyhill Family Limited Partnership       22,727
Attn: Dan Wakin
800 Golfview Park
P. O. Box 500
Lenoir, NC  28645
----------------------------------------------------------
 Philip C. Mittleman                              222,726
1108 Somera Road
Bel Air, CA  90077
----------------------------------------------------------
 Philip P. Vineyard                                56,818
912 2nd Street NE
Hickory, NC  28601
----------------------------------------------------------
 Private Equity Portfolio Fund II, LLC            227,272
c/o BancBoston Capital Inc.
Attn: Cynthia K. Duda
175 Federal Street, 10th Floor
Boston, MA  02110
----------------------------------------------------------
 Pulte Corporation                                227,273
Attn: Roger A. Cregg
33 Bloomfield Hills Parkway, Suite 200
Bloomfield Hills, MI  48304
----------------------------------------------------------
 Richard A. Brand Rollover IRA                      3,409
c/o BancBoston Robertson Stephens Inc.
Attn: Richard Brand
555 California St., Suite 2600
San Francisco, CA  94104
----------------------------------------------------------
 Richard Beckwitt                                  22,727
c/o D. R. Horton, Inc.
1901 Ascension Boulevard, Suite 100
Arlington, TX  76006
----------------------------------------------------------
 Richard L. Moriarty                               17,044
83 Ridgewood Avenue
Glenridge, NJ  07028
----------------------------------------------------------
 Robert A. McLalan & Heidi M. McLalan               5,681
c/o BancBoston Robertson Stephens Inc.
555 California St., Ste. 2600
San Francisco, CA  94104
----------------------------------------------------------
 Robert Eric Hart                                  11,363
367 Sixth Street NW
Hickory, NC  28601
----------------------------------------------------------
 Robert I. Brody                                    3,409
205 West 89th Street, Apt. 5I
New York, NY  10024
----------------------------------------------------------
 Robert I. Toll                                    56,818
c/o Toll Brothers, Inc.
Attn: Ann Marie P. Mitchell
3103 Philmont Avenue
Huntingdon Valley, PA  19006
----------------------------------------------------------
 Robert Lawrence Zangrillo                        227,272
314 Galena
Aspen, CO  81611
----------------------------------------------------------
 Robert S. Blank                                    5,681
c/o Toll Brothers, Inc.
Attn: Ann Marie P. Mitchell
3103 Philmont Avenue
Huntingdon Valley, PA  19006
----------------------------------------------------------
 Robert S. Colman Trust U/D/T dated 3/13/85       113,636
c/o Colman Partners, LLC
Attn: Robert S. Colman
One Maritime Plaza, Suite 2535


San Francisco, CA  94111
----------------------------------------------------------
 Roger D. Van Dyke                                 23,000
204 New Castle Place
Chapel Hill, NC  27514
----------------------------------------------------------
 RS Co-Investment Fund                          2,153,068
c/o BancBoston Robertson Stephens Inc.
Attn: Dale Haithcock
555 California St., Suite 2600
San Francisco, CA  94104
----------------------------------------------------------
 Salim Reshwan                                      3,409
c/o BancBoston Robertson Stephens Inc.
555 California St., Ste. 2600
San Francisco, CA  94104
----------------------------------------------------------
 Salomon Smith Barney as Custodian                 56,818
Rollover IRA FBO Arjun C. Waney A/C No.
532-63444-12 043
c/o Salomon Smith Barney
Attn: Frank Padace
7979 Ivanhoe Avenue, Suite 300
La Jolla, CA  92037
----------------------------------------------------------
 Sashi Rentala                                      1,136
c/o Donaldson, Lufkin & Jenrette
277 Park Avenue
New York, NY  10172
----------------------------------------------------------
 Seligman Communication And Information           227,273
Fund, Inc.
c/o J&W Seligman
Attn:  Jim Curtis
100 Park Avenue, 7th Floor
New York, NY  10017
----------------------------------------------------------
 Seligman Investment Opportunities (Master)       286,363
Fund-NTV
c/o J&W Seligman
Attn:  Jim Curtis
100 Park Avenue, 7th Floor
New York, NY  10017
----------------------------------------------------------
 Seligman New Technologies Fund, Inc.           1,077,273
c/o J&W Seligman
Attn:  Jim Curtis
100 Park Avenue, 7th Floor
New York, NY  10017
----------------------------------------------------------
 SGC Partners II LLC                            1,136,363
Attn: Justin Hall-Tipping
1221 Avenue of the Americas
13th Floor
New York, NY  10020
----------------------------------------------------------
 Southeast Interactive Technology                 227,272
Fund II
Attn: Norvell E. Miller, IV
630 Davis Drive, Suite 220
Morrisville, NC  27713
----------------------------------------------------------
 SRS Internet Holding Ltd                         272,726
c/o Sierra Advisory, Ltd.
Attn: Masoud Ladjevardian
1177 West Loop Road, Suite 1450
Houston, TX  77027
----------------------------------------------------------
 Stephen G. Blumenreich                             2,272
10 Thacher Street, Apt. 512
Boston, MA  02113
----------------------------------------------------------
 Steven G. Puccinelli                               2,272
1030 5th Avenue, Apt. 7E
New York, NY  10028
----------------------------------------------------------
 Steven L. Kantor                                   2,272
100 Woodhollow Court
Muttontown, NY  11791
----------------------------------------------------------


----------------------------------------------------------
 The CIT Group/Equity Investments,                 56,818
Inc.
Attn: Mark Vanderveen
650 CIT Drive
Livingston, NJ  07039
----------------------------------------------------------
 The Orion Fund, LP                               113,636
c/o Orion Capital Partners
Attn: Robert Choi
1999 Avenue of the Stars, Suite 2820
Los Angeles, CA  90067
----------------------------------------------------------
 Thomas W. Glasgow, Jr.                            11,363
17 Eastwood Road
Asheville, NC  28803
----------------------------------------------------------
 Thomas W. Sheedy                                   5,681
c/o BancBoston Robertson Stephens Inc.
555 California St., Ste. 2600
San Francisco, CA  94104
----------------------------------------------------------
 Todd J. Carter                                     6,818
c/o BancBoston Robertson Stephens Inc.
555 California St., Suite 2600
San Francisco, CA  94104
----------------------------------------------------------
 Toll Brothers, Inc.                              227,273
Attn: Ann Marie P. Mitchell
3103 Philmont Avenue
Huntingdon Valley, PA  19006
----------------------------------------------------------
 Trentham Group Limited                            17,045
----------------------------------------------------------
 Vance H. Edwards                                  45,454
1102 Wessex Court
Goldsboro, NC  27530
----------------------------------------------------------
 Victory Fire Limited                             113,636
c/o BancBoston Robertson Stephens Inc.
Attn: Kimy Ruiz
555 California Street
San Francisco, CA  94104
----------------------------------------------------------
 Waverly Avenue Investors II LLC                  454,545
c/o Banc of America Securities
Attn: John Kern
Two International Place, 25th Floor
Boston, MA  02110
----------------------------------------------------------
 Wesley E. Collins                                 11,363
349 Tremont Circle SE
Lenoir, NC  28645
----------------------------------------------------------
 William J. Abrams                                  2,272
815 Park Avenue, Apt. 10B
New York, NY  10021
----------------------------------------------------------
 William J. Curtis                                227,272
29160 Heathercliff Road
Malibu, CA  90265
----------------------------------------------------------
 William James Bell 1993 Trust                    454,545
Attn: William Bell
10539 Bellagio Rd.
Los Angeles, CA 90077
----------------------------------------------------------
 William N. & Kathryn E. Keller                     5,681
c/o BancBoston Robertson Stephens Inc.
555 California St., Ste. 2600
San Francisco, CA  94104
----------------------------------------------------------
 William N. Thompson                                5,681
c/o BancBoston Robertson Stephens Inc.
555 California St., Suite 2600
San Francisco, CA  94104
----------------------------------------------------------
 Windsor Capital Growth Fund #10                  340,909
Attn: Mohamed Hadid
638 N. Faring Road
Los Angeles, CA  90077
----------------------------------------------------------
 WRYP 99                                           11,364
Attn: Larry Robbins
4101 Lake Boone Trail, Suite 300
Raleigh, NC  27607
----------------------------------------------------------


----------------------------------------------------------
 Zvi Barzilay                                       5,681
c/o Toll Brothers, Inc.
Attn: Ann Marie P. Mitchell
3103 Philmont Avenue
Huntingdon Valley, PA  19006
----------------------------------------------------------

----------------------------------------------------------
 TOTAL                                         24,322,619
----------------------------------------------------------

                                                                     EXHIBIT 4.3



                                 BUILDNET, INC.

                               AMENDMENT NO. 1 TO
                       SERIES C INVESTOR RIGHTS AGREEMENT

         THIS AMENDMENT NO. 1 TO THE SERIES C INVESTOR RIGHTS AGREEMENT (the "Amendment") is entered into this 31st day of January 2000, by and among Buildnet, Inc., a North Carolina corporation (the "Company"), the undersigned holders of Preferred Stock of the Company, the undersigned holder of the UniLink Notes (as defined herein), the undersigned holder of JD Edwards Notes (as defined herein) and the undersigned holders of the NxTrend Shares (as defined herein).

         WHEREAS, the Company and holders of Series C Preferred Stock of the Company listed on Exhibit A attached hereto (the "Investors") of the Company have entered into that Series C Investor Rights Agreement dated as of October 29, 1999 (the "Rights Agreement"); and

         WHEREAS, in connection with the Company's acquisition of certain assets of The UniLink Group, LLC ("UniLink"), the Company has issued a convertible promissory note or notes (the "UniLink Notes"), as set forth on Exhibit B attached hereto, to UniLink pursuant to which UniLink and/or its owners may acquire shares of the Company's Common Stock (the "UniLink Shares"); and

         WHEREAS, in connection with the Company's acquisition of certain assets of the J.D. Edwards World Source Company ("JD Edwards"), the Company intends to issue a convertible promissory note or notes (the "JD Edwards Notes"), as set forth on Exhibit C attached hereto, to JD Edwards pursuant to which JD Edwards and/or its owners may acquire shares of the Company's Common Stock (the "JD Edwards Shares"); and

         WHEREAS, in connection with the Company's acquisition of NxTrend Technology, Inc. ("NxTrend"), the Company has issued shares of its Common Stock (the "NxTrend Shares") to the holders of outstanding shares of NxTrend capital stock, as set forth on Exhibit D attached hereto; and

         WHEREAS, the Company has agreed to provide the holders of the UniLink Notes, and desires to agree to provide the holders of the JD Edwards Notes and the NxTrend Shares, certain rights with respect to registration of certain shares held by them by means of amending the Rights Agreement to include the UniLink Shares, JD Edwards Shares and the NxTrend Shares within the definition of "Registrable Securities" contained therein; and

         WHEREAS, the Company and the Investors desire to amend the Rights Agreement to include the UniLink Shares, the JD Edwards Shares and the NxTrend Shares within the definition of "Registrable Securities" contained therein; and

         WHEREAS, Section 2.14 of the Rights Agreement requires the written consent of holders of a majority of the Registrable Securities then outstanding and not registered to amend the registration rights provisions of the Rights Agreement and Section 5.7 of the Rights

Agreement requires the written consent of holders of a majority of the Registrable Securities, voting together as a single class, to amend any provision of the Rights Agreement; and

         WHEREAS, the undersigned Investors constitute the requisite percentage of Investors required to amend the Rights Agreement; and

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth in this Amendment, and other good and valuable consideration, the receipt of which is hereby acknowledged, and pursuant to Sections 2.14 and 5.7 of the Rights Agreement, the parties to this Amendment mutually agree as follows.

         1. Capitalized Terms. All capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to them in the Rights Agreement unless the context hereof requires otherwise.

         2. Amendments. The Investor Rights Agreement is hereby amended as follows:

2.1 Subsection 2.1(c), clause (i), shall be amended and restated as follows.

         "shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series C Stock held by the Investors as set forth on Exhibit A, shares of Common Stock of the Company issued or issuable upon conversion of the UniLink Notes as set forth on Exhibit B, shares of Common Stock of the Company issued or issuable upon conversion of the JD Edwards Notes as set forth on Exhibit C, or shares of Common Stock of the Company issued to the former shareholders of NxTrend Technology, Inc., as set forth on Exhibit D, or any transferee in a Permitted Transfer (as defined in Section 2.8 below), and"

2.2 Exhibit B (Holders of UniLink Notes) shall be added to the Rights Agreement in the form attached hereto as Exhibit B, Exhibit C (Holders of JD Edwards Notes) shall be added to the Rights Agreement in the form attached hereto as Exhibit C, and Exhibit D (Holders of NxTrend Shares) shall be added to the Rights Agreement in the form attached hereto as Exhibit D.

2.3      Subsection 2.1(d) shall be amended and restated as follows.

         "(d) The term "Holder" (collectively, "Holders") means any Investor, any UniLink Holder, any JD Edwards Holder or any NxTrend Holder (and any transferee as permitted by Section 2.8 hereof) holding Registrable Securities, securities exercisable or convertible into Registrable Securities or securities exercisable for securities convertible into Registrable Securities."

2.4      Subsection 2.1(e) shall be amended and restated as follows.

         "(e) The term "Initiating Holders" means any Investor(s), UniLink Holder(s), JD Edwards Holder(s) and/or NxTrend Holder(s) holding at least fifteen percent (15%) of the Registrable Securities then held by all Investors, UniLink Holders, JD Edwards

         Holders and NxTrend Holders and not registered at the time of any request for registration made pursuant to Section 2.2 of this Agreement."

2.5      New subsections (f), (g), (h), (i) and (j) shall be added to Section
         2.1 immediately following subsection (e), stating as follows.

         "(f)     The term `UniLink Notes' means the convertible promissory note or notes issued by the Company to The UniLink Group, LLC, effective January 18, 2000, as further set forth on Exhibit B.

         (g) The term `UniLink Holder' means any holder of a UniLink Note or shares of the Company's Common Stock issued or issuable upon conversion thereof.

         (h) The term `JD Edwards Notes' means the convertible promissory note or notes issued by the Company to the J.D. Edwards World Source Company, on or about January ___, 2000, as further set forth on Exhibit C.

         (i) The term `JD Edwards Holder' means any holder of a JD Edwards Note or shares of the Company's Common Stock issued or issuable upon conversion thereof.

         (j) The term `NxTrend Holder' means any holder of the Company's Common Stock as set forth on Exhibit D hereto."

         3. Validity. The parties agree that this Amendment is entered into in accordance with Sections 2.14 and 5.7 of the Rights Agreement.

         4. No Other Amendment. Except as specifically amended pursuant to this Amendment, the Rights Agreement remains in full force and effect in accordance with its terms.

         5. Governing Law. All questions concerning the construction, validity and interpretation of this Amendment will be governed by and construed in accordance with the internal law (and not the law of conflicts) of New York.

         6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, successors and assigns.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Series C Investor Rights Agreement as of the date first above written.



COMPANY:

BUILDNET, INC.


By:      /s/ Bayard M. Atwood, III
Name:    Bayard M. Atwood, III
Title:   President


INVESTORS:

By:      /s/ Investors listed in Exhibit A hereto
Name:    Investors listed in Exhibit A hereto

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

INVESTOR                                                SHARES
--------                                                ------
John Hancock Series Trust on behalf of John            681,817
Hancock Global Technology Fund
c/o John Hancock Advisers, Inc.
Attn: Al Ouellette
101 Huntington Avenue
Boston, MA  02199
---------------------------------------------------------------
 Seligman Communication And Information                227,273
Fund, Inc.
c/o J&W Seligman
Attn:  Jim Curtis
100 Park Avenue, 7th Floor
New York, NY  10017
---------------------------------------------------------------
 Seligman New Technologies Fund, Inc.                1,077,273
c/o J&W Seligman
Attn:  Jim Curtis
100 Park Avenue, 7th Floor
New York, NY  10017
---------------------------------------------------------------
 Seligman Investment Opportunities (Master)            286,363
Fund-NTV
c/o J&W Seligman
Attn:  Jim Curtis
100 Park Avenue, 7th Floor
New York, NY  10017
---------------------------------------------------------------
 Alpine Capital                                        227,273
Attn: Chet Ranawat
152 East 65th Street, Suite 400 New York, NY 10021
---------------------------------------------------------------
 BancBoston Ventures Inc.                            1,818,182
Attn: John Doggett
175 Federal Street
Boston, MA  02110
---------------------------------------------------------------
 William James Bell 1993 Trust                         454,545
Attn: William Bell
10539 Bellagio Rd.
Los Angeles, CA 90077
---------------------------------------------------------------
 Christina's Trust #2 U/D/T dated 1/20/99               56,818
Attn: Mike Huffington
10580 Wilshire Blvd., # 71
Los Angeles, CA 90024
---------------------------------------------------------------
 Isabella's Trust #2 U/D/T dated 1/20/99                56,818
Attn: Mike Huffington
10580 Wilshire Blvd., # 71
Los Angeles, CA 90024
---------------------------------------------------------------
 H.E.P. Living trust U/D/T dated 5/31/95 as            340,909
restated 10/16/98
Attn: Mike Huffington
10580 Wilshire Blvd., # 71
Los Angeles, CA 90024
---------------------------------------------------------------
 Robert Lawrence Zangrillo                             227,272
314 Galena
Aspen, CO  81611
---------------------------------------------------------------
 Covestco-Seteura LLC                                  681,818
c/o Freeborn & Peters
Attn: Kelly North Matthews
950 Seventeenth Street, Suite 2600
Denver, CO  80202-2826
---------------------------------------------------------------
 SGC Partners II LLC                                 1,136,363
Attn: Justin Hall-Tipping
1221 Avenue of the Americas, 13th Floor
New York, NY  10020
---------------------------------------------------------------
 Southeast Interactive Technology Fund II              227,272
Attn: Norvell E. Miller, IV
630 Davis Drive, Suite 220
Morrisville, NC  27713
---------------------------------------------------------------
 Deerwood Enterprises, Ltd.                            600,000
Attn: Frank Liu
5177 Richmond Avenue, Suite 1166
Houston, TX  77056
---------------------------------------------------------------
 RS Co-Investment Fund                               2,153,068
c/o BancBoston Robertson Stephens Inc.
Attn: Dale Haithcock
555 California St., Suite 2600
San Francisco, CA  94104

---------------------------------------------------------------
 William J. Curtis                                     227,272
29160 Heathercliff Road
Malibu, CA  90265
---------------------------------------------------------------
 Private Equity Portfolio Fund II, LLC                 227,272
c/o BancBoston Capital Inc.
Attn: Cynthia K. Duda
175 Federal Street, 10th Floor
Boston, MA  02110
---------------------------------------------------------------
 Toll Brothers, Inc.                                   227,273
Attn: Robert Toll
3103 Philmont Avenue
Huntingdon Valley, PA  19006
---------------------------------------------------------------
 Robert I. Toll                                         56,818
c/o Toll Brothers, Inc.
3103 Philmont Avenue
Huntingdon Valley, PA  19006
---------------------------------------------------------------
 Mayflower Venture Capital, LLC                         59,558
Attn: Stanley H. Van Etten
2626 Glenwood Avenue, Suite 100
Raleigh, NC  27608
---------------------------------------------------------------
 Mayflower Venture Capital Fund II, LLC              1,237,499
Attn: Diane Pace
2626 Glenwood Avenue, Suite 100
Raleigh, NC  27608
---------------------------------------------------------------
 Lennar Corporation                                    681,818
Attn: David B. McCain
700 NW 107th Avenue
Miami, FL  33172
---------------------------------------------------------------
 Global Technology Investors Fund LLC                  500,000
c/o Bessemer Trust Company, N.A.
Attn: Peter Frischman
630 Fifth Avenue
New York, NY  10111
---------------------------------------------------------------
 Global Technology Investors Fund LTD                  409,090
c/o Bessemer Trust Company, N.A.
Attn: Peter Frischman
630 Fifth Avenue
New York, NY  10111
---------------------------------------------------------------
 Maverick Fund, LDC                                    295,915
c/o Maverick Capital, Ltd.
Attn: Sharyl Robertson
300 Crescent Court, Suite 1850
Dallas, TX  75201
---------------------------------------------------------------
 Maverick Fund USA, Ltd.                               132,385
c/o Maverick Capital, Ltd.
Attn: Sharyl Robertson
300 Crescent Court, Suite 1850
Dallas, TX  75201
---------------------------------------------------------------
 Maverick Fund II, Ltd.                                 26,245
c/o Maverick Capital, Ltd.
Attn: Sharyl Robertson
300 Crescent Court, Suite 1850
Dallas, TX  75201
---------------------------------------------------------------
 D. R. Horton, Inc.                                    522,726
Attn: Richard Beckwitt
1901 Ascension Boulevard, Suite 100
Arlington, TX  76006
---------------------------------------------------------------
 Donald R. Horton                                      113,636
c/o D. R. Horton, Inc.
1901 Ascension Boulevard, Suite 100
Arlington, TX  76006
---------------------------------------------------------------

TOTAL:                                              14,970,571
---------------------------------------------------------------

                                    EXHIBIT B


         NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "'33 ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND SUCH SECURITIES ARE ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE '33 ACT AND ANY APPLIcABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 BUILDNET, INC.

                                  SUBORDINATED
                           CONVERTIBLE PROMISSORY NOTE

$27,000,000                                           Raleigh, North Carolina
                                                         January 18, 2000

         For value received, BUILDNET, INC., a North Carolina corporation ("Maker"), promises to pay to THE UNILINK GROUP, LLC, a Georgia limited liability company that is changing its name to TUG LIQUIDATION, LLC ("Payee"), the principal sum of TWENTY-SEVEN MILLION DOLLARS ($27,000,000), with interest thereon at the rate of eight per cent (8%) per annum from the date hereof (the "Original Issue Date"), payable at 1770 The Exchange, Suite 240, Atlanta, Georgia, 30339 or at such other place as Payee may designate in writing, on or before January 18, 2002 (the "Maturity Date").

                                SECTION 1. ISSUE.

         SECTION 1.1 RELATIONSHIP OF NOTE TO ACQUISITION. This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Acquisition Agreement of even date herewith by and among TUG Acquisition Corporation, a Georgia corporation and wholly owned subsidiary of Maker that is changing its name to The UniLink Group, Inc. (the "Subsidiary"), Maker and Payee (the "Purchase Agreement"), and is subject to the terms and conditions thereof which are, by this reference, incorporated herein and made a part hereof. Payment or conversion of this Note is also secured under the terms of that certain Security Agreement of even date herewith by and among the Subsidiary and Payee (the "Security Agreement"), and is subject to the terms and conditions thereof which are, by this reference, incorporated herein and made a part hereof. Payment of this Note is subordinated to Senior Debt. As used herein, "Senior Debt" means the secured and unsecured debt of Maker in favor of commercial lenders, including banks, insurance companies, and similar financial institutions, and any first priority security interests in the Assets (as defined in the Purchase Agreement) heretofore granted by Payee and assumed by Maker.

         SECTION 1.2 PAYMENT OF NOTE. ON THE MATURITY DATE, Maker shall pay principal and interest in full by wire transfer to Payee's account per Payee's instructions or by certified check sent by overnight courier to Payee's address, above (unless otherwise notified by Payee); provided, however, that to receive such payment Payee must surrender this Note for cancellation to Maker at the office of Maker described in Section 1.3 hereof or to a paying agent appointed by Maker. Principal and interest shall be considered paid on the date due, and no interest shall accrue thereafter, if there is on deposit on that date, in a bank trust account for the benefit of Payee, money sufficient to pay all principal and interest then due on the Note.


         SECTION 1.3 OFFICE FOR CONVERSION AND PAYMENT. Maker shall maintain an office where the Note shall be surrendered for conversion or payment. This office will initially be located at the offices of Maker at 4813 Emperor Boulevard, Suite 130, Durham, NC 27703, until further notice from Maker to Payee. Payee may convert all or any portion of the principal amount of this Note into BuildNet Common Stock at any time and from time to time. If Payee elects to convert less than the full principal amount of this Note then outstanding, such conversion shall be permitted only in one hundred (100)-share increments. Upon surrender of this Note for conversion in part, Maker shall issue a new Note in substantially the same form as this Note, except that the principal amount thereof shall be reduced by the principal amount hereof so converted.

                             SECTION 2. CONVERSION.

         SECTION 2.1 RIGHT TO CONVERT. Payee may, at any time and from time to time prior to the Maturity Date, convert all or, with Maker's prior written consent, any portion of the then outstanding principal amount and accrued and unpaid interest thereon of this Note into a number of shares of BuildNet Common Stock equal to the principal amount of this Note to be converted divided by the Conversion Price. If Payee elects to convert less than the full principal amount of this Note then outstanding, such conversion shall be permitted only in one hundred (100)-share increments unless Maker has given its contemporaneous consent to conversion of an odd lot. Upon surrender of this Note for conversion in part, Maker shall issue a new Note in substantially the same form as this Note, except that the principal amount thereof shall be reduced by the principal amount hereof so converted. Payee and Maker shall observe the procedures in
Section 2.4 hereof in any conversion under this Section 2.1.

         SECTION 2.2 MANDATORY CONVERSION. All outstanding principal and accrued and unpaid interest due under this Note shall automatically be converted into BuildNet Common Stock equal to the then outstanding principal amount of this Note divided by the Conversion Price, in accordance with Section 2.4 hereof, upon the first to occur of (a) the expiration of any "lock up period" to which Maker's venture capital investors are subject following an initial public offering of the BuildNet Common Stock, and (b) the day prior to the closing of any merger or share exchange in which the consideration to be received by Payee would consist of freely tradable shares of capital stock of the acquiring company (in each case, a "Mandatory Conversion Event"). From and after a Mandatory Conversion Event, this Note shall represent solely the right to receive such number of shares of BuildNet Common Stock issuable upon the date of such Mandatory Conversion Event.

         SECTION 2.3 CONVERSION PRICE. The conversion price shall initially be US$4.40 per Conversion Share, subject to adjustment as set forth in Section 2.8 hereof (such conversion price and such conversion price as so adjusted, is hereinafter the "Conversion Price").

         SECTION 2.4 PROCEDURES FOR CONVERSION. To convert this Note into BuildNet Common Stock, Payee must (i) give written notice to Maker of Payee's exercise of its right to convert all or any portion of the outstanding principal amount of this Note into BuildNet Common Stock, specifying the principal amount hereof to be converted, (ii) if the BuildNet Common Stock is to be registered in the name of a person other than Payee, furnish to Maker the name, address and social security or taxpayer identification number of such person, (iii) surrender this Note to Maker at the office of Maker described in Section 1.3 hereof, or to a stock registrar or conversion agent appointed by Maker, (iv) furnish appropriate endorsements or transfer documents as required by Maker or any stock registrar or conversion agent appointed by Maker, and (v) furnish such other information as Maker may reasonably require. Maker shall pay any and all documentary stamp or similar issue or transfer taxes payable to the United States of America or any State of the United States of America, or any political subdivision thereof, in respect of the delivery to Maker of this Note for conversion or the issuance or delivery of BuildNet Common Stock upon conversion of this Note; provided, however, that Maker shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of BuildNet Common Stock in a name other than that of Payee upon conversion, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to Maker the amount of any such tax or has established, to the satisfaction of Maker, that such tax has been paid. The date on which Payee satisfies all the requirements of this Section 2.4 shall be the "Conversion Date." As soon as is practical thereafter, Maker shall deliver, directly or through any stock registrar or conversion agent appointed by Maker, a certificate for the number of full number of shares of BuildNet Common Stock issuable upon such conversion and a check for any fractional share. The certificate for such shares shall be legended with such securities law restrictions on transfer as may then be applicable. From and after the Conversion Date the person in whose name the certificate is registered shall be treated as a shareholder of record and shall enjoy all rights, privileges, and preferences and shall be subject to all terms, conditions, and limitations applicable to BuildNet Common Stock pursuant to Maker's Articles of Incorporation, as amended, and Bylaws.

         SECTION 2.5 EFFECT OF RECORD DATE. If any adjustment to be made to the Conversion Price pursuant to Section 2.8 hereof becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, Maker may defer issuing, delivering, or paying to Payee any additional BuildNet Common Stock or check for any fractional share required by reason of such adjustment until the occurrence of such event, provided that Maker delivers to Payee an instrument evidencing Payee's right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment.

         SECTION 2.6 RESERVATION OF SHARES. Until such time as all of the Notes have been redeemed or converted into BuildNet Common Stock, Maker shall reserve out of its authorized but unissued Common Stock a sufficient number of shares BuildNet Common Stock to permit the conversion of the entire outstanding principal amount of this Note. All BuildNet Common Stock issued upon conversion of this Note shall be fully paid and non-assessable.

         SECTION 2.7 FRACTIONAL SHARES. Fractional shares will not be issued upon conversion hereof. In lieu thereof, Maker shall deliver cash in the amount of the product of the Conversion Price multiplied by the fraction arising in the calculation of the number of shares of BuildNet Common Stock issuable upon conversion hereof.

         SECTION 2.8 ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price shall be subject to adjustment from time to time as follows:

                  (a) Consolidation, Merger, or Sale. In case of the consolidation or merger of Maker with or into, or the sale of all or substantially all of its assets to, any person, or in the case of any consolidation or merger of another corporation into Maker in which Maker is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of Maker, this Note shall, after such consolidation, merger or sale, be convertible into the kind and number of securities or amount and kind of property of Maker or the corporation resulting from such merger or consolidation or to which such sale shall be made, as the case may be (the "Successor Corporation"), to which a holder of the number of shares of BuildNet Common Stock deliverable upon conversion (immediately prior to the time of such consolidation, merger or sale) of this Note would have been entitled upon such consolidation, merger or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth in Section 2.8 hereof with respect to the rights and interests of Payee, such that the provisions set forth in Section
         2.8 hereof shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the conversion of this Note. The above provisions shall similarly apply to successive consolidations, mergers and sales. Any adjustment required by this Section 2.8(a) because of a consolidation, merger or sale to which Section 2.8(a) hereof is applicable shall be set forth in an undertaking delivered to Payee and executed by the Successor Corporation.

                  (b) Adjustments for Stock Dividends and Splits. In the event Maker should at any time or from time to time after the Original Issue Date fix a record date for the effectuation of a stock split, or subdivision of the outstanding shares of Common Stock (except in connection with a consolidation, merger, or sale covered by Section 2.8(a) hereof) or the determination of holders of BuildNet Common Stock entitled to receive a dividend or other distribution payable in additional shares of BuildNet Common Stock or other securities or rights convertible into, or entitling Payee thereof to receive directly or indirectly, additional shares of BuildNet Common Stock (hereinafter referred to as "BuildNet Common Stock Equivalents") without payment of any consideration by such Payee for the additional shares of BuildNet Common Stock or the Common Stock Equivalents (including the additional shares of BuildNet Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of BuildNet Common Stock issuable upon conversion of a Note shall be increased in proportion to the increase in the number of outstanding shares resulting from such stock split, stock dividend, distribution, or subdivision.

                  (c) Reverse Stock Splits. In the event Maker should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of BuildNet Common Stock, (except in connection with the consolidation, merger, or sale covered by Section 2.8(a) hereof), then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the Conversion Price shall be appropriately increased so that the number of shares of BuildNet Common Stock issuable upon conversion of this Note shall be decreased in proportion to the decrease in the number of outstanding shares of BuildNet Common Stock resulting from the reverse stock split or similar transaction.

                  (d) Reclassification. In the event Maker should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Note shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of BuildNet Common Stock equal to the number of shares of BuildNet Common Stock issuable upon conversion of this Note immediately prior to such reclassification.

                        SECTION 3. DEFAULT AND REMEDIES.

         SECTION 3.1 DEFAULT. As used herein, a "Default" hereunder occurs if:

                  (a) Maker defaults in the payment of principal when the same becomes due and payable at the Maturity Date;

                  (b) Maker fails to comply with any of its other agreements or covenants contained in this Note and such failure is not cured within ten (10) days after Maker receives written demand from Holder to remedy the same; or

                  (c) There is an Event of Default under the Security Agreement.

         SECTION 3.2 REMEDIES OF HOLDERS. Upon the occurrence of a Default described in Section 3.1 hereof, Payee may, in addition to the exercise of any right, power, or remedy permitted to such holder or holders by law and under the Security Agreement, declare (by written notice or notices to Maker) the entire principal of and all interest accrued on the Note to be due and payable, and such Notes shall thereupon become immediately due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived by Maker. Subject to restrictions imposed by Senior Debt, upon such declaration, Maker shall immediately pay to Payee the entire principal of and interest accrued on the Notes, plus all costs of collection, including attorneys' fees.

         SECTION 3.3 EFFECT OF DELAY. A delay or omission by Payee in exercising any right or remedy arising upon a Default shall not impair such right or remedy or constitute a waiver of or an acquiescence in the Default. All remedies are cumulative to the extent permitted by law.

                         SECTION 4. GENERAL PROVISIONS.

         SECTION 4.1 WAIVERS OF MAKER. Maker hereby waives protest, presentment, notice of dishonor and notice of acceleration of maturity and agrees to continue to remain bound for the payment of principal and all other sums due under this Note notwithstanding any change by way of any extension of time for the payment hereof.

         SECTION 4.2 PREPAYMENT. This Note may be prepaid in full or in part at any time by the mutual consent of Maker and Payee without penalty or premium.


         SECTION 4.3 GOVERNING LAW. This Note is to be governed by and construed in accordance with the laws of the State of North Carolina.

         SECTION 4.4 NO IMPAIRMENT. Maker will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance, or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Maker, but will at all times and in good faith assist in the carrying out of all provisions of Sections 4 and 5 hereof and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Payees of the Notes against impairment.

                       [NEXT PAGE IS THE SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of the 18th day of January, 2000.

                                   BUILDNET, INC.

                                   By:
                                        -------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                          ------------------------------

                                    EXHIBIT C


                           CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT), OR UNDER ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THEY ARE RECISTERED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR ARE IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

                            SECURED CONVERTIBLE NOTE

$
                                                             ------------------

        FOR VALUE RECEIVED, BUILDNET CORP., a California corporation (the "Issuer"), promises and agrees to pay to J.D. Edwards World Source Company ("Lender"), the principal sum of _________________ with interest on the unpaid principal balance from ______________, until paid, at the rate of eight percent (8%) per annum (the "Loan Rate"). Principal and interest shall be payable in one
(1) installment ______________________ plus interest, (the "Payment"), due on the ______ day of _____________ (the "Payment Date"). If not sooner paid, the entire principal amount outstanding and accrued interest thereon, shall be due and payable on January 25, 2001 ("Maturity Date"). Payment of this Note shall be subordinated to any Senior Debt. "Senior Debt" shall mean the secured and unsecured debt of Issuer in favor of commercial lenders, including banks, insurance companies and similar financial institutions.

1. Asset Purchase Agreement. This is the "Note" referred to in that certain Asset Purchase Agreement dated ___________, by and between Issuer and Lender ("Asset Purchase Agreement"). All capitalized tennis used herein which are not otherwise defined herein shall have the meanings specified in the Asset Purchase Agreement.

2. Application of Payments. All payments and prepayments on account of the indebtedness evidenced by this Note shall be first applied to amounts due pursuant to the Security Agreement; secondly, to late fees and accrued and unpaid interest on the unpaid principal balance of this Note; thirdly, to all other sums then due Lender hereunder; and the remainder, if any, to said unpaid principal balance. Issuer reserves the privilege, without cost or penalty, to prepay all or any part of the principal balance of this Note at any time and from time to time upon the mutual consent of both parties. Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date of any subsequent payment hereunder. Notwithstanding the above, Issuer shall not have a night to pre-pay the Not: for a period of sixty (60) days prior to a Triggering Event.

3. Default Rate. After maturity or the earlier Acceleration of the indebtedness evidenced by this Note, or if said indebtedness has not been accelerated, during any period in which an Event of Default (as hereinafter defined) exists Lender this Note or the Security Agreement. Issuer shall pay interest on the balance of principal remaining unpaid during any such period at an annual rate equal to fifteen percent (15%). The interest accruing under this paragraph shall be immediately due and payable by Issuer to the holder of this Note and shall be additional indebtedness evidenced by this Note.

4. Payment Terms. All payments of principal and interest hereunder shall be paid in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as Lender or the legal holder or holders of this Note may from time to time appoint, and in the absence of such appointment, then at the offices of Lender__________________. Payment submitted in funds not available until collected shall continue to bear interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Colorado, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the then applicable Loan Rate during such extension. Payment may also be made by wire transfer to __________________________.

5. Security Agreement. This Note is the note referred to in the Security Agreement of even date herewith between Issuer and Lender (the "Security Agreement"). This Note is secured, by the collateral described in the Security Agreement (the "Collateral"). Reference is hereby made to the Security Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

6.       Conversion.

        (a) All or any part of the outstanding principal and accrued but unpaid interest on this Note (the "Convertible Amount") shall be convertible, at the option of the Lender upon the occurrence of a Triggering Event (as defined below), at the office of the Issuer, into the number of fully paid and nonassessable shares of common stock of Issuer which results from dividing the "Conversion Price" in effect at the time of the Triggering Event into the Convertible Amount.

        (b) A "Triggering Event" is defined as the closing of the Issuer's sale of its common stock or the sale of shares of the Issuer's common stock held by the Issuer's stockholders in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended. Subject to compliance with applicable securities laws, issuer shall notify Lender of the estimated date of the Triggering Event at a reasonable time prior to the Closing of such public offering. The "Conversion Price" shall be the price of the shares as stated in the final prospectus filed with the Securities and Exchange Commission.

        (c) Before the Lender shall be entitled to convert this Note into shares of common stock, Lender shall surrender this Note, accompanied by a proper assignment thereof to the Company or in blank, at the office of the Issuer, and shall give written notice to the Issuer at its principal corporate office, of the election to convert the same (or a specified portion hereof) and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Issuer shall, as soon as practicable thereafter, issue and deliver at such Office to the Lender or to the nominee or nominees of the Lender, a certificate or certificates for the number of shares of common stock to which the Lender shall be entitled as aforesaid, together with cash in respect of any fraction of a share of common stock issuable upon conversion, and, if applicable, a new Note representing the amount of principal not converted. Such conversion shall be deemed to have been made on the day of the Triggering Event. The conversion shall be conditioned upon the closing with the underwriters of the sale of securities pursuant to an underwritten offering of securities registered pursuant to the Securities Act of

1933, as amended, such that the Lender shall not be deemed to have converted this Note until immediately prior to the closing of such sale of securities.

        (d) The Issuer will not, through any reorganization, recapitalization, transfer of assets, consolidation. merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Lender against impairment.

        (e) No fractional shares of common stock or scrip representing fractional shares shall be issued upon the conversion of a Note. Instead of any fractional shares of common stock which would otherwise be issuable upon conversion of a Note, the Company shall pay to the Lender a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the Conversion Price then in effect.

        (f) The Issuer shall at all times, reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of this Note, such number of shares of common stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount of this Note and if at any time the number of authorized but unissued Shares of common stock shall not be sufficient to effect the conversion of this Note, in addition to such other remedies as shall be available to the Lender, the Issuer will take such corporate action as shall be necessary to increase the number of authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these provisions.

        (g) Any notice required by the provisions of this Section 8 to be given to the Lender shall be deemed given if sent by certified mail, return receipt requested, reputable overnight courier or personal delivery addressed to the Lender at its address for making payments due hereunder.

7. Termination. Lender may terminate this Agreement upon the occurrence of any Event of Default subject to the following:

        (a) In the Event of Default, Lender shall give written notice of termination of this Agreement to Issuer, and the specific grounds for termination.

        (b) If such Event of Default is not cured by Issuer within thirty (30) days from the date of such notice of termination, Lender may terminate this Agreement.

        (c) Upon termination, the entire principal outstanding amount and accrued interest thereon shall be immediately due and payable upon demand by Lender.

8. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

        (a) the failure by Issuer to make payment of principal or interest or payment of any other amount due to Lender under this Note or the Security Agreement within fifteen (15) days after the date when any such payment is due in accordance with the terms hereof;

        (b) the occurrence of any one or more of the "Events of Default" under the Security Agreement;

        (c) the sale, assignment (other than to Issuer's affiliated companies and successors) or other disposition of all or any portion of the Collateral or Issuer's rights in the Collateral in violation of die Security Agreement; or

        (d) any default, in payment of performance of any Senior Debt.

9. Remedies. At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon, shall be and become immediately due and payable in full in the case of the occurrence of any Event of Default which has not been cured within the cure period provided in Section 7 above. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of any subsequent Event of Default. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note and the Security Agreement are cumulative and concurrent, and may be pursued singly, successively or together against the Issuer, the Premises and any other security given at any time to secure the repayment hereof, all at the sole discretion of the holder. If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Issuer promises and agrees to pay all costs of collection, including attorneys' fees and court costs.

10. Waiver. Issuer and all others who now or may at time become liable for all or any part of the obligations evidenced hereby, expressly agree hereby to be jointly and severally bound, and jointly and severally: (i) waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest, (iii) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (iv) agree that the liability of each Issuer, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (v) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof, and (vi) consent to the addition of any and all other borrowers, endorsers, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such borrowers, endorsers, or other obligors, or security shall not affect the liability of Issuer for all or any part of the obligations evidenced hereby.

11. Amendments. Time is of the essence hereof. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought. This Note has been made and delivered at Littleton, Colorado and all funds disbursed to or for the benefit of Issuer will be disbursed in ________________. This Note shall inure to the benefit of and may be enforced by Lender, its successors and assigns.

12. Relationship of Parties. Lender shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of Issuer or any beneficiary thereof or of any lessee, operator, concessionaire or licensee of Issuer or any beneficiary thereof in the conduct of their respective businesses, and by the execution of this Note, Issuer agrees to indemnify, defend, and hold Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by Lender as a result of a claim that Lender is such partner, joint venturer, agent or associate.

13. Severability. In the event one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

14. Assignment. Lender may assign the Note, and if Lender does assign this Note, the assignee shall be entitled to the performance of all of BuildNet's agreements and obligations under this Note and the Security Agreement, and the assignee shall be entitled to all the rights and remedies of Lender under this Note and Security Agreement, and Buildnet expressly agrees that it will assert no claims or defenses it may have against Lender against assignee except those available to it in this Note and the Security Agreement. Assignments by Lender to subsidiaries of Lender may be done at any time and without the consent of Buildnet, Assignments by Lender to other than subsidiaries may be done upon termination, pursuant to Section 7 hereof, or prior to termination, with the prior consent of Buildnet.

         THIS NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF BORROWER AND LENDER DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF COLORADO. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITH JURISDICTION OVER THE CITY AND COUNTY OF DENVER, STATE OF COLORADO. BORROWER AND LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY SUIT CR PROCEEDING ARISING OUT OF OR RELATED TO THIS NOTE OR THE OTHER LOAN DOCUMENTS. BORROWER WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO ANY SUIT OR PROCEEDING INSTITUTED BY LENDER UNDER THIS NOTE IN ANY STATE OR FEDERAL COURT WITH JURISDICTION OVER THE CITY AND COUNTY OF DENVER, STATE OF COLORADO AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.
THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE NOTE.

                              Signatures to Follow

        IN WITNESS WHEREOF, Issuer has executed this Note as of the day and year first written above.

BUILDNET CORP.


-----------------------
By: Mike Atwood
Its:  President


                                            ATTEST:

                                            -----------------------

                                            -----------------------

Secretary

Address of Issuer:

                                    EXHIBIT D

                      SCHEDULE OF HOLDERS OF NXTREND SHARES

                                                                                              Common Stock
                                                                                              ------------
Series A Mandatorily Redeemable, Convertible Preferred Stock
         Advent VII L.P.                                                                       1,500,000.0
         Advent Atlantic and Pacific II L.P.                                                     562,200.0
         Advent Atlantic and Pacific III L.P.                                                    750,000.0
         Advent New York L.P.                                                                    150,000.0
         TA Venture Investors Limited Partnership                                                 27,000.0
         Summit Ventures IV, L.P.                                                              1,908,600.0
         Summit Investors III, L.P.                                                               84,200.0
         Technology Leaders II L.P.                                                              111,400.0
         Technology Leaders II Offshore C.V.                                                      88,600.0
         Market Street Partners - R&D System                                                      18,000.0
                                                                                             -------------
                  Total                                                                        5,200,000.0

Series B Mandatorily Redeemable, Convertible Preferred Stock
         Guy M. Lammie                                                                           455,000.0
         Rita L. Lammie                                                                          455,000.0
         Amy Lammie Trust                                                                         97,500.0
         Daina Lammie Trust                                                                       97,500.0
         Lacey Lammie Trust                                                                      195,000.0
                                                                                             -------------
                  Total                                                                        1,300,000.0

Senior Mandatorily Redeemable Preferred Stock                                                            -

Junior Mandatorily Redeemable Preferred Stock                                                            -

Common Stock
         Guy Lammie                                                                            1,241,637.0
         Bob Davidson                                                                             16,666.0
         1110692 Ontario Limited (Systemetrix)                                                    38,890.0
         Saber Systems                                                                            50,000.0
                                                                                             -------------
                  Total                                                                          105,556.0

Options Exercised
         Aguado, Axel                                                                                124.0
         Becker, Patrick J.                                                                       40,625.0
         Berriman, Mark W.                                                                           500.0
         Bishop, Mike                                                                             13,000.0
         Bowen, Elizabeth A.                                                                         250.0
         Bowling, Dawn M.                                                                            500.0
         Brown, James S.                                                                           3,750.0
         Clark, Jeffrey                                                                            2,800.0
         Cunningham, Kathleen J.                                                                  73,957.0
         Dekker, C. Jeff                                                                          17,916.0
         Jacobsen, Ross                                                                            6,875.0
         Lammie, Guy                                                                              70,000.0
         Mann, John                                                                                  343.0
         Niemann, Ronald W.                                                                          250.0
         Pallon, Irene                                                                                25.0
         Patrick, Melissa C.                                                                         437.0
         Powers, Niel                                                                              5,000.0
         Quintana, Gerald A.                                                                      20,750.0
         Riefstahl, Robert D.                                                                      8,125.0
         Rossi, Frank A.                                                                          20,750.0
         Siffermann, Robert D.                                                                     3,500.0
         Smith, Peter                                                                             20,750.0
         Swaving, Roger                                                                            1,625.0
         Taylor, Michael T.                                                                          500.0
         Topp, Jay                                                                                15,875.0
         Watson, Timothy J.                                                                       26,250.0
         Wittig, Andrew J.                                                                           562.0
                                                                                             -------------
                  Total                                                                          355,039.0

                  Total                                                                        1,702,232.0
                                                                                             -------------
Total Common Stock                                                                             8,202,232.0
                                                                                             =============
Granted and Unexercised Options                                                                1,908,539.0
                                                                                             -------------
         Total Common & Granted                                                               10,110,771.0
                                                                                             =============